Corporate credit facility	12 Months Ended
Dec. 31, 2021
Disclosure Of Corporate Credit Facility [Abstract]
Corporate credit facility [Text Block]

9. Corporate credit facility

In October, 2021, the Company's operating subsidiary Origination closed on a corporate credit facility. The facility has a maximum of $12.5 million, subject to quarterly borrowing base determinations by the lender. The borrowing base at December 31, 2021 was $6,579,750. The loan charges interest at prime +2.25% and has a one-year maturity. A subset of certain Company working interests in producing assets have been secured in connection with the facility. As at December 31, 2021 the Company had $2,200,000 drawn on the facility. Refer to Note 26 for changes to the corporate credit facility subsequent to December 31, 2021.